AMERICAN MUTUAL FUND

ANNUAL REPORT 1996
for the year ended October 31

[The American Funds Group(r)]

[photo:  field of poppies]

ABOUT OUR COVER

A field of golden poppies, California's state flower, in the Mojave Desert. As you can see in the feature that begins on page 6, just as from one flower can grow a field of flowers, so too can an investment in American Mutual Fund grow and compound over the years.

AMERICAN MUTUAL FUND(R)

Strives for the balanced accomplishment of three objectives - current income, capital growth and conservation of principal - through investments in companies that participate in the growth of the American economy.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTION PAID IN CALENDAR 1996

For tax purposes, here are the income dividends and the capital gain distribution you received in calendar 1996.


INCOME DIVIDENDS PER SHARE:

$0.21 paid 4/8/96
$0.21 paid 7/8/96
$0.21 paid 10/7/96
$0.21 paid  12/9/96

CAPITAL GAIN DISTRIBUTION PER SHARE:

$1.61* paid 12/9/96

*6.8 cents of the capital gain distribution represents net short-term gains realized on the sale of portfolio securities. Short-term gains are taxable as ordinary income.


A Form 1099-DIV, which provides the information you will need to prepare your federal income tax return for 1996, will be mailed to you in late January.


FUND RESULTS IN THIS REPORT WERE COMPUTED WITHOUT A SALES CHARGE UNLESS OTHERWISE INDICATED. THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.


[chart]
INCOME GROWTH*
Years ended October 31

Year                         With dividends in cash       With dividends and
                             and capital gain             capital gain
                             distributions                distributions
                             reinvested                   reinvested

1993                         $418                         $412
1994                         452                          430
1995                         492                          448
1996                         533                          470

*Assumes $10,000 in the fund on 10/31/92
[end chart]


FELLOW INVESTORS:

American Mutual Fund posted another solid advance in fiscal 1996.

During the 12 months ended October 31, the value of your investment in the fund increased 18.9% assuming you reinvested the four quarterly dividends which totaled 84 cents a share, as well as the capital gain distribution in December 1995 of $1.15 a share. If you took your dividends in cash, the value of your investment rose 15.1% and you received an income return of 3.6% based on AMF's net asset value of $24.17 at the start of the fiscal year.

Over this same period, the Standard & Poor's 500 Composite Index gained 24.1% with dividends reinvested. With dividends in cash, the unmanaged index gained 21.3% and its income return amounted to 2.5%. The S&P 500's advance this year was again substantially above its 10.6% average annual total return since the index began in 1926. (A comparison of the fund's lifetime return with that of the S&P 500 appears in the chart on pages 4 and 5.)

Unlike the S&P 500, American Mutual Fund is actively managed for the balanced accomplishment of three objectives - current income, capital growth and conservation of principal. Let's look at AMF's results in the context of each objective:

CURRENT INCOME American Mutual Fund seeks to provide attractive current income, primarily through investments in the stocks of well-situated, financially stable companies whose dividends appear well protected and where there is the likelihood of higher dividends in the future.

The fund's income return of 3.6% after expenses in fiscal 1996 was roughly one percentage point above that of the S&P 500. In addition to the above-average dividends paid by many of the fund's holdings, the fund's income return was augmented by attractive yields from cash equivalents and bonds. At the fiscal close, short-term securities made up 17.8% of the portfolio, bonds and notes 5.0% and equity-type securities 77.2%.

As you can see from the blue bars in the example to the left, if you reinvest capital gain distributions, as 97% of shareholder accounts do to keep their capital intact and working for them, the stream of income produced by an investment in American Mutual Fund continued to increase in fiscal 1996.

As you can see from the orange bars, if you have added to your investment by reinvesting dividends as well, as is done by 95% of shareholder accounts, the total dollar amount of income you have received is higher still.

Over the long term, AMF's dividends have been an integral part of the fund's return. We invite you to read more about the role that income dividends can play in your investment in the article that begins on page 6.

GROWTH OF CAPITAL American Mutual Fund seeks capital growth primarily through the purchase of the stocks of companies which the fund's investment adviser expects will participate in the growth of the American economy. This year the economy continued to expand at a moderate pace. Inflation remained low. Corporate profits were again strong. Financial markets were also buoyed by a favorable interest rate environment in the latter half of the year.

As you might expect in a year of this kind, there was broad strength throughout the portfolio. Of the 112 stocks held over the course of the year, 93 rose in price. Banks and insurance companies, energy and chemical firms, and pharmaceutical issues tended to be areas of strength. A number of telecommunications issues, including Ameritech and AT&T, had disappointing results, largely due to competitive pressures specific to those companies. At fiscal year-end, AMF's Bank holdings, at 13.3% of net assets, composed the largest industry position, followed by Energy Sources at 8.6%, Telecommunications at 7.7% and Health & Personal Care at 6.7% of net assets.

[photo:  poppy flower]

One of the reasons for the longevity of the U.S. economic advance has to do with its relatively modest pace. This has allowed businesses to plan ahead and expand to meet rising demand for products and services without straining available resources or creating the bottlenecks that typically lead to higher inflation. Although the expansion has entered its sixth year (the average post-World War II expansion has averaged slightly more than four years), inflation remains remarkably in check.

This unusually favorable set of economic circumstances is reflected not only in the growth of companies themselves but in the valuations that investors are willing to put on them, particularly given the apparent lack of alternative investments that offer attractive rates of return. During the year, there were again record inflows into stocks and stock mutual funds. All the same, investors should realize that these nearly ideal conditions for stocks will not continue indefinitely.

CONSERVATION OF PRINCIPAL In addition to current income and capital growth, the fund seeks to preserve principal. It does so by careful selection, supervision and broad diversification primarily among stocks of large, established firms with long histories of increasing earnings and dividends. In addition, the fund holds short-term securities and bonds when stock prices and stock valuations appear relatively high, as during recent years.

Over most extended periods, AMF has nearly kept pace - or outpaced - the broad, unmanaged, fully invested indexes while exposing shareholders to less risk and volatility. Over its lifetime, the fund has delivered 103% of the average annual compound rate of return of the S&P 500 with only 86% of the volatility.+ This illustrates how a focus that includes conservation of principal among its goals can provide superior investment returns, especially over periods that encompass market declines. As many of you know, the fund has held up better - often much better - than the S&P 500 in all ten of the major extended market declines over its 46-year lifetime.

We make no pretense of knowing when the next market decline will occur. But we do know that the most prudent time to emphasize preservation of capital is often when it can seem most out of place - that is, when prices are rising sharply and without interruption for an extended period and when confidence and optimism about the outlook for the economy and the stock market is high.

We will continue to strive for the balanced accomplishment of current income, capital growth and conservation of principal, and we look forward to reporting to you again in three months.

Cordially,

[/s/ Jon B. Lovelace, Jr.]
Jon B. Lovelace, Jr.
Chairman of the Board

[/s/ James K. Dunton]
James K. Dunton
President

December 12, 1996


+Measured by standard deviation, a gauge of how far each year's return varies from the mean.

[Pull Quote]
Over its lifetime, AMF has provided a higher return than the S&P 500 with less volatility.
[End Pull Quote]


A LOOK AT THE FUND'S RECORD

RESULTS OF A $10,000 INVESTMENT IN AMERICAN MUTUAL FUND

For more than 46 years, American Mutual Fund has been providing investors with an opportunity to achieve their financial goals. A meaningful way to compare the fund's results with the return on other investments is through its "total return."

Total return is a combination of income return and capital results. This chart illustrates an assumed $10,000 investment in American Mutual Fund from February 21, 1950 - when the fund began operations - through October 31, 1996. The table beneath the chart shows the fund's total return in each of the 46 fiscal years, broken down into its income and capital components.

As you can see, during this period a $10,000 investment in the fund, with all dividends reinvested, would have grown to $2,940,738 compared with $2,608,724 in the S&P 500 Index. Incidentally, over the same period, $10,000 in a savings account, with all interest compounded, would have grown to $103,232./4/

You can use this table to estimate how the value of your own holdings has grown over the years. Let's say, for example, that you have been reinvesting all your dividends and want to know how your investment has done since the end of 1986. At the time, the table indicates the value of the investment illustrated here was $913,070. Since then, it has more than tripled to $2,940,738. Thus, in the same period, the value of your 1986 investment -regardless of its size -also has more than tripled.


AVERAGE ANNUAL COMPOUND RETURNS BASED ON THE MAXIMUM OFFERING PRICE+

                    for periods         for periods
                    ended 9/30/96       ended 10/31/96

Ten Years           +11.91%             +11.74%
Five Years          +12.21%             +12.41%
One Year            +9.44%              +12.08%

+Assumes reinvestment of all distributions and payment of 5.75% sales charge at the beginning of the stated periods.

The fund's 30-day yield as of November 30, 1996, calculated in accordance with the Securities and Exchange Commission formula, was 2.71%. Sales charges are lower for accounts of $50,000 or more.

[chart]
Year ended October 31

Year-by-year summary of results
                                     1950#            1951             1952            1953             1954
Dividends reinvested/5/              $247             523              513             550              579
Value at year-end/1/                 $10,018          12,234           13,164          14,076           19,261
Dividends in cash/6/                 $244             502              470             486              491
Value at year-end/1/                 $9,769           11,414           11,803          12,131           16,066
Annual percentage returns assuming reinvestment of dividends
Income return/1/                     2.5%             5.2              4.2             4.2              4.1
Capital results/1/                   (2.3)%           16.9             3.4             2.7              32.7
AMF Total Return                     0.2%             22.1             7.6             6.9              36.8
Fund expenses/7/                     0.56%            0.76             0.75            0.74             0.76

Year-by-year summary of results
                                     1955             1956             1957            1958             1959
Dividends reinvested/5/              647              789              911             1,010            1,050
Value at year-end/1/                 25,050           29,651           28,050          36,140           41,489
Dividends in cash/6/                 536              635              711             766              772
Value at year-end/1/                 20,345           23,439           21,514          26,851           30,049
Annual percentage returns assuming reinvestment of dividends
Income return/1/                     3.4              3.1              3.1             3.6              2.9
Capital results/1/                   26.7             15.3             (8.5)           25.2             11.9
AMF Total Return                     30.1             18.4             (5.4)           28.8             14.8
Fund expenses/7/                     0.80             0.79             0.81            0.76             0.71

Year-by-year summary of results
                                     1960             1961             1962            1963             1964
Dividends reinvested/5/              1,210            1,257            1,372           1,523            1,697
Value at year-end/1/                 40,865           54,348           46,572          61,289           71,355
Dividends in cash/6/                 866              876              933             1,006            1,093
Value at year-end/1/                 28,735           37,279           31,071          39,814           45,198
Annual percentage returns assuming reinvestment of dividends
Income return/1/                     2.9              3.1              2.5             3.3              2.8
Capital results/1/                   (4.4)            29.9             (16.8)          28.3             13.6
AMF Total Return                     (1.5)            33.0             (14.3)          31.6             16.4
Fund expenses/7/                     0.72             0.68             0.67            0.65             0.64

Year-by-year summary of results
                                     1965             1966             1967            1968             1969
Dividends reinvested/5/              1,845            2,271            2,568           3,154            3,762
Value at year-end/1/                 79,919           77,646           92,836          109,586          103,216
Dividends in cash/6/                 1,156            1,389            1,527           1,820            2,103
Value at year-end/1/                 49,395           46,659           54,246          62,044           56,365
Annual percentage returns assuming reinvestment of dividends
Income return/1/                     2.6              2.8              3.3             3.4              3.4
Capital results/1/                   9.4              (5.6)            16.3            14.6             (9.2)
AMF Total Return                     12.0             (2.8)            19.6            18.0             (5.8)
Fund expenses/7/                     0.62             0.61             0.59            0.58             0.58

Year-by-year summary of results
                                     1970             1971             1972            1973             1974
Dividends reinvested/5/              4,168            4,424            4,711           5,069            7,273
Value at year-end/1/                 93,358           112,999          125,226         124,799          105,122
Dividends in cash/6/                 2,239            2,276            2,332           2,412            3,297
Value at year-end/1/                 48,718           56,737           60,504          57,864           45,562
Annual percentage returns assuming reinvestment of dividends
Income return/1/                     4.0              4.7              4.2             4.0              5.8
Capital results/1/                   (13.6)           16.3             6.6             (4.3)            (21.6)
AMF Total Return                     (9.6)            21.0             10.8            (0.3)            (15.8)
Fund expenses/7/                     0.66             0.63             0.61            0.60             0.62

Year-by-year summary of results
                                     1975             1976             1977            1978             1979
Dividends reinvested/5/              7,300            7,881            8,604           9,989            11,322
Value at year-end/1/                 132,196          167,379          176,434         198,947          232,805
Dividends in cash/6/                 3,092            3,161            3,286           3,629            3,911
Value at year-end/1/                 54,015           65,101           65,383          70,007           77,947
Annual percentage returns assuming reinvestment of dividends
Income return/1/                     6.9              6.0              5.1             5.7              5.7
Capital results/1/                   18.9             20.6             0.3             7.1              11.3
AMF Total Return                     25.8             26.6             5.4             12.8             17.0
Fund expenses/7/                     0.62             0.58             0.60            0.60             0.58

Year-by-year summary of results
                                     1980             1981             1982            1983             1984
Dividends reinvested/5/              13,854           16,351           26,841          26,227           26,606
Value at year-end/1/                 303,584          334,116          426,438         544,916          577,160
Dividends in cash/6/                 4,548            5,109            7,906           7,215            6,956
Value at year-end/1/                 96,658           101,227          119,685         145,126          146,272
Annual percentage returns assuming reinvestment of dividends
Income return/1/                     6.0              5.4              8.0             6.2              4.9
Capital results/1/                   24.4             4.7              19.6            21.6             1.0
AMF Total Return                     30.4             10.1             27.6            27.8             5.9
Fund expenses/7/                     0.56             0.53             0.53            0.49             0.49r

Year-by-year summary of results
                                     1985             1986             1987            1988             1989
Dividends reinvested/5/              30,124           34,058           39,285          50,009           59,908
Value at year-end/1/                 701,835          913,070          960,888         1,081,200        1,299,786
Dividends in cash/6/                 7,498            8,110            8,992           10,970           12,494
Value at year-end/1/                 169,750          212,102          214,839         230,001          262,717
Annual percentage returns assuming reinvestment of dividends
Income return/1/                     5.2              4.9              4.3             5.2              5.5
Capital results/1/                   16.4             25.2             0.9             7.3              14.7
AMF Total Return                     21.6             30.1             5.2             12.5             20.2
Fund expenses/7/                     0.46             0.45             0.47            0.54             0.59

Year-by-year summary of results
                                     1990             1991             1992            1993             1994
Dividends reinvested/5/              66,101           71,767           67,509          70,887           76,471
Value at year-end/1/                 1,239,345        1,544,411        1,690,015       2,004,861        2,039,871
Dividends in cash/6/                 13,119           13,529           12,132          12,229           12,699
Value at year-end/1/                 238,224          282,076          295,907         337,865          330,609
Annual percentage returns assuming reinvestment of dividends
Income return/1/                     5.1              5.8              4.4             4.2              3.8
Capital results/1/                   (9.8)            18.8             5.0             14.4             (2.1)
AMF Total Return                     (4.7)            24.6             9.4             18.6             1.7
Fund expenses/7/                     0.60             0.63             0.60            0.59             0.60

Year-by-year summary of results
                                     1995             1996
Dividends reinvested/5/              83,156           90,173
Value at year-end/1/                 2,473,442        2,940,738
Dividends in cash/6/                 13,279           13,900
Value at year-end/1/                 386,119          444,245
Annual percentage returns assuming reinvestment of dividends
Income return/1/                     4.1              3.6
Capital results/1/                   17.2             15.3
AMF Total Return                     21.3             18.9
Fund expenses/7/                     0.59             0.59

$2,940,738/1/ /2/
American Mutual Fund with dividends reinvested

$2,608,724
S&P 500 with dividends reinvested

$444,245/1/ /3/
American Mutual Fund with dividends taken in cash

$103,232/4/
Average savings institution with interest compounded

$10,000/1/
original investment

AVERAGE ANNUAL COMPOUND RETURN FOR AMF'S LIFETIME
4.24%
8.70
-----
12.94%/1/

Past results are not predictive of future results.

The S&P 500 Index is unmanaged and does not reflect sales charges, commissions or expenses.

#Fund commenced operations February 21, 1950.

/1/These figures, unlike those shown earlier in this report, reflect payment of 5.75% sales charge on the $10,000 investment. Thus, the net amount invested was $9,425. The maximum sales charge was 8.5% prior to July 1, 1988. There is no sales charge on dividends reinvested or capital gain distributions taken in shares. Results shown do not take into account income or capital gain taxes.

/2/Includes reinvested capital gain distributions totaling $870,092 in the years 1950-1996 and reinvested dividends. The total "cost" of this investment ($10,000 plus $947,546 in reinvested dividends) was $957,546.

/3/Includes reinvested capital gain distributions taken in shares totaling $208,997 but does not reflect income dividends taken in cash.

/4/Reflects all kinds of savings deposits, including longer term certificates. Unlike investments in the fund, such deposits are insured and, if held to maturity, offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth. Maximum allowable interest rates were imposed by law until 1983. Results based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board.

/5/Includes special dividends of $1,691 in 1974, $989 in 1975, $7,524 in 1982,
$3,967 in 1983, $6,064 in 1988, $9,850 in 1989, $9,497 in 1990 and $8,996 in
1991.

/6/Includes special dividends of $756 in 1974, $412 in 1975, $2,280 in 1982, $1,113 in 1983, $1,356 in 1988, $2,095 in 1989, $1,920 in 1990 and $1,729 in
1991.

/7/Fund expense percentages are provided as additional information. They should not be subtracted from any other figure in the table because the income return figures already reflect their effect.
[end chart]


THE BENEFITS OF REINVESTING DIVIDENDS

[photo:  poppy flower]

Last year, the feature in American Mutual Fund's annual report focused on the role that income dividends have played in the fund's investment returns. We saw how shareholders who took their dividends in cash have had a rising income stream that has helped them outpace inflation.

This year, we'll take a look at the role reinvested dividends have played in the fund's investment returns. We'll see that reinvesting dividends can be a powerful force in creating a nest egg which, when it comes time to draw on your investments, can help provide the income you'll need.

The vast majority of the fund's shareholders reinvest dividends. The bars on these two pages show the income produced each year by a $10,000 investment in AMF since its inception in 1950. The blue bars show the amount of income produced each year with all dividends in cash. The orange bars show the amount of income produced each year by the fund if all dividends were reinvested.

This chart and those that follow assume shareholders kept their capital intact and working for them by reinvesting capital gain distributions - as, indeed, virtually all shareholders do. It is worth noting that by reinvesting capital gain distributions, all shareholders - whether or not they reinvest dividends - can see an increase in the total dollar amount of dividend income they receive even if there's a modest decrease in the quarterly per share dividend, as was the case in April 1993.


[chart]
YEARLY INCOME FROM AMF:
A LIFETIME PERSPECTIVE
Initial investments of $10,000 in 2/21/50

                  American Mutual Fund with                        American Mutual Fund with
                  dividends reinvested                             dividends in cash

Date              Special dividends        Regular dividends       Special dividends       Regular dividends

2/21/50                                    $247                                            $244
10/31/50                                   523                                             502
10/31/52                                   513                                             470
10/31/53                                   550                                             486
10/31/54                                   579                                             491
10/31/55                                   647                                             536
10/31/56                                   789                                             635
10/31/57                                   911                                             711
10/31/58                                   1,010                                           766
10/31/59                                   1,050                                           772
10/31/60                                   1,210                                           866
10/31/61                                   1,257                                           876
10/31/62                                   1,372                                           933
10/31/63                                   1,523                                           1,006
10/31/64                                   1,697                                           1,093
10/31/65                                   1,845                                           1,156
10/31/66                                   2,271                                           1,389
10/31/67                                   2,568                                           1,527
10/31/68                                   3,154                                           1,820
10/31/69                                   3,762                                           2,103
10/31/70                                   4,168                                           2,239
10/31/71                                   4,424                                           2,276
10/31/72                                   4,711                                           2,332
10/31/73                                   5,069                                           2,412
10/31/74          1,691                    5,582                   756                     2,541
10/31/75          989                      6,311                   412                     2,680
10/31/76                                   7,881                                           3,161
10/31/77                                   8,604                                           3,286
10/31/78                                   9,989                                           3,629
10/31/79                                   11,322                                          3,911
10/31/80                                   13,854                                          4,548
10/31/81                                   16,351                                          5,109
10/31/82          7,524                    19,317                  2,280                   5,626
10/31/83          3,967                    22,260                  1,113                   6,102
10/31/84                                   26,606                                          6,956
10/31/85                                   30,124                                          7,498
10/31/86                                   34,058                                          8,110
10/31/87                                   39,285                                          8,992
10/31/88          6,064                    43,945                  1,356                   9,614
10/31/89          9,850                    50,058                  2,095                   10,399
10/31/90          9,497                    56,604                  1,920                   11,199
10/31/91          8,996                    62,771                  1,729                   11,800
10/31/92                                   67,509                                          12,132
10/31/93                                   70,887                                          12,229
12/31/94                                   76,471                                          12,699
10/31/95                                   83,156                                          13,279
10/31/96                                   90,173                                          13,900

On a number of occasions, AMF paid "special dividends" from income attributable to unusually large holdings of high-yielding cash equivalents. Because these dividends were something out of the ordinary, they are indicated in the bars by their lighter color:

For exact dollar amounts, see the year-by-year summary of resutls shown beneath the chart on pages 4 and 5. AMF results in this feature reflect payment of the maximum sales charge of 5.75%.
[end chart]


WHAT ACCOUNTS FOR THE DIFFERENCE that reinvesting dividends can make to an investor's long-term investment results? Like reinvested capital gain distributions, reinvested dividends purchase more shares. Those reinvested dividends become additional capital. That capital can grow and produce additional income. The effect of compounding income can be likened to a plant that grows and produces seeds, which in turn grow and give off seeds of their own. Ultimately, one flower becomes a field of flowers. In much the same way, the nature of compounding income in AMF makes it particularly important for shareholders to look at the number of shares they have working for them - and not just the share price or the per share dividend - in tracking the progress of their investment or their income from that investment.

Based on a $10,000 investment at the fund's inception, here is what adding to an investment by reinvesting dividends has meant in dollar terms:

                                            With dividends       With dividends
                                            reinvested           in cash
Income from AMF in 12 months ended          $523                 $502
10/31/51
Income from AMF in 12 months ended          90,173               13,900
10/31/96
Total income from AMF in 46 years           $947,546             $218,702
ended 10/31/96
Value of original $10,000                   2,940,738            444,245
investment on 10/31/96

Of course, few investors have a 46-year time horizon until they'll need to begin taking income from AMF. On the following pages, we'll look at the difference reinvesting has made over the past 20 years, assuming an investment on October 31, 1976.

[photo:  poppy flower]


THE AMOUNT OF INCOME PRODUCED by a $10,000 investment on October 31, 1976 is shown in the chart at left. Again, the blue bars denote the amount of yearly income with dividends in cash. The orange bars denote the amount of income assuming dividends were reinvested. As you can see, even over 10 or 20 years, the impact of reinvesting the income from an investment in AMF can be significant.

The bars here, as in the previous example, illustrate two other aspects of an investment in the fund. The first is that although AMF's share price has fluctuated widely at times, the dividends paid by the fund have maintained a relatively stable upward slope. The second point is this: Given AMF's history of generous dividends and the effects of compounding, income is likely to play a larger and larger role in an investor's total return over the long haul. Indeed, AMF can perhaps best be viewed as an investment whose share price has fluctuated as it produced a steady - and growing - stream of income.

Here is a look at the difference reinvesting dividends has meant over the past 20 years, assuming a $10,000 investment on October 31, 1976:

                             With dividends               With dividends in
                             reinvested                   cash
Income from AMF in 12        $485                         $475
months ended 10/31/77
Income from AMF in 12        5,077                        2,013
months ended 10/31/96
Total income from AMF        49,502                       26,273
in 20 years ended
10/31/96
Value of original            165,557                      64,302
$10,000 investment on
10/31/96

[chart]
YEARLY INCOME FROM AMF:
A 20-YEAR PERSPECTIVE
Initial investment of $10,000 on 10/31/76

                  American Mutual Fund with dividends              American Mutual Fund with dividends
                  reinvested                                       in cash

Date              Special Dividends       Regular Dividends        Special Dividends        Regular Dividends
10/31/77                                  485                                               475
10/31/78                                  562                                               525
10/31/79                                  637                                               565
10/31/80                                  780                                               659
10/31/81                                  921                                               739
10/31/82          424                     1,087                    330                      814
10/31/83          223                     1,254                    161                      884
10/31/84                                  1,498                                             1,008
10/31/85                                  1,695                                             1,087
10/31/86                                  1,918                                             1,174
10/31/87                                  2,212                                             1,300
10/31/88          341                     2,475                    196                      1,392
10/31/89          555                     2,817                    303                      1,505
10/31/90          535                     3,186                    278                      1,621
10/31/91          506                     3,535                    250                      1,708
10/31/92                                  3,801                                             1,757
10/31/93                                  3,991                                             1,769
10/31/94                                  4,306                                             1,837
10/31/95                                  4,681                                             1,923
10/31/96                                  5,077                                             2,013

Income from "special dividends" is indicated in the bars by their lighter color.
[end chart]


WHEN INVESTING IN STOCKS, people typically think of growth of capital. And when they think of a government-guaranteed bank savings account or a bank certificate of deposit,* they typically think of compounding income. But that's only part of the story.

The chart to the left compares the yearly income produced by AMF and the income produced by the average savings account. The comparison assumes a $10,000 investment on October 31, 1976 and that dividends and interest were reinvested.

Early on, the savings account produced higher income. Yet the comparison highlights the potential benefits of investing long term in companies whose stock prices and dividends can themselves grow over time - and in reinvesting dividends from those companies. Ultimately, what is important is not just that the investor reinvest income but the rate of return he or she receives on those reinvestments.

Of course, it is important to emphasize again that the capital value of an investment in AMF has fluctuated widely at times. Yet for those willing to tolerate such fluctuations, the potential benefits to an investor's financial well-being can be significant.


Here is what that difference has meant in dollar terms:

                             From AMF with                From the average
                             dividends reinvested         savings accounts with
                                                          interest reinvested*
Income in the 12             $485                         $612
months ended 10/31/77
Income in the 12             5,077                        1,508
months ended 10/31/96
Total income over the        49,502                       27,629
20 years ended
10/31/96
Value of original            165,557                      37,633
$10,000 investment on
10/31/96

*Unlike any mutual fund, bank savings accounts and certificates of deposit carry U.S. government guarantees as to the return of principal and interest. Figures for savings accounts are based on information supplied by the U.S. League of Savings Institutions and the Federal Reserve Board, which reflect all kinds of savings deposits, including longer term certificates. Maximum allowable interest rates were imposed by law until 1983.

[chart]
YEARLY INCOME FROM AMF VERSUS A BANK SAVINGS ACCOUNT:
A 20-YEAR PERSPECTIVE
Initial investment of $10,000 on 10/31/76

                        American Mutual Fund with dividends             Average bank savings account with
                        reinvested                                      interest reinvested

Date                    Special dividends       Regular dividends       Special dividends       Regular dividends
10/31/77                                        485                                             612
10/31/78                                        562                                             673
10/31/79                                        637                                             810
10/31/80                                        780                                             1,033
10/31/81                                        921                                             1,373
10/31/82                424                     1,087                                           1,579
10/31/83                223                     1,254                                           1,543
10/31/84                                        1,498                                           1,669
10/31/85                                        1,695                                           1,634
10/31/86                                        1,918                                           1,516
10/31/87                                        2,212                                           1,431
10/31/88                341                     2,475                                           1,550
10/31/89                555                     2,817                                           1,853
10/31/90                535                     3,186                                           1,985
10/31/91                506                     3,535                                           1,866
10/31/92                                        3,801                                           1,444
10/31/93                                        3,991                                           1,113
10/31/94                                        4,306                                           1,072
10/31/95                                        4,681                                           1,365
10/31/96                                        5,077                                           1,508

Income from "special dividends is indicated in the bars by their lighter color. [end chart]


THE INCOME PRODUCED BY AN INVESTMENT in AMF has also outpaced the income from a hypothetical investment in the unmanaged Standard & Poor's 500 Composite Index. The comparison at left assumes a $10,000 investment on October 31, 1976 and that dividends were reinvested.

[photo:  poppy flowers]

Part of AMF's advantage over the S&P 500 is due to professional management and part of it is due to the fund's emphasis on current income and preservation of capital in addition to capital growth. Like the savings account example, the figures underscore the impact investment decisions can have on an individual's standard of living.

Ideally, many investors would like to see their investments compound and grow and, when it comes time to begin drawing on those investments, provide the income they'll need without having to deplete capital. As a practical matter, an individual who invested in American Mutual Fund 20 years ago, reinvested distributions, and then in fiscal 1996 began taking all dividends in cash would have received 64% more income than he or she would have from a hypothetical investment in the S&P 500.

Here is what that difference has meant in dollar terms:

                             From AMF with                From the S&P 500 with
                             dividends reinvested         dividends reinvested
Income int he 12             $485                         $445
months ended 10/31/77
Income in the 12             5,077                        3,091
months ended 10/31/96
Total income over the        49,502                       30,717
20 years ended
10/31/96
Value of original            165,557                      150,814
$10,000 investment on
10/31/96

[chart]
YEARLY INCOME FROM AMF VERSUS THE S&P 500:
A 20-YEAR PERSPECTIVE
Initial investment of $10,000 on 10/31/76

                        American Mutual Fund with dividends             S&P 500 with dividends reinvested
                        reinvested

Date                    Special dividends       Regular dividends       Special dividends       Regular dividends
10/31/77                                        485                                             445
10/31/78                                        562                                             521
10/31/79                                        637                                             603
10/31/80                                        780                                             702
10/31/81                                        921                                             793
10/31/82                424                     1,087                                           878
10/31/83                223                     1,254                                           947
10/31/84                                        1,498                                           1,044
10/31/85                                        1,695                                           1,161
10/31/86                                        1,918                                           1,270
10/31/87                                        2,212                                           1,382
10/31/88                341                     2,475                                           1,559
10/31/89                555                     2,817                                           1,824
10/31/90                535                     3,186                                           2,092
10/31/91                506                     3,535                                           2,247
10/31/92                                        3,801                                           2,341
10/31/93                                        3,991                                           2,436
10/31/94                                        4,306                                           2,587
10/31/95                                        4,681                                           2,794
10/31/96                                        5,077                                           3,091

Income from "special dividends" is indicated in the bars by their lighter color.
[end chart]

[pie chart]

AMERICAN MUTUAL FUND
October 31, 1996
----------------------------                            ---------------
                                                             Percent of
Largest Industry Holdings*                                   Net Assets
----------------------------                            ---------------
Banking                                                           13.30%
Energy Sources                                                     8.61
Telecommunications                                                 7.65
Health & Personal Care                                             6.69
Utilities: Electric & Gas                                          3.61
Other Industries                                                  37.33
Bonds, Notes, Cash and Equivalents                                22.81

*Percentages above do not include certain stocks in initial period of acquisition.
[end pie chart]

----------------------------                            ---------------
                                                             Percent of
Largest Individual Holdings                                  Net Assets
----------------------------                            ---------------

DuPont                                                             2.53%
Amoco                                                              2.44
Ameritech                                                          2.15
AT&T                                                               2.06
Royal Dutch Petroleum                                              1.44
Merck                                                              1.43
American Home Products                                             1.26
Phillips Petroleum                                                 1.22
Comerica                                                           1.16
Banc One                                                           1.15



AMERICAN MUTUAL FUND Investment Portfolio
October 31, 1996

                                                                                                             Market       Percent
EQUITY-TYPE SECURITIES                                                                                        Value        of Net
(common and preferred stocks)                                                                  Shares    (Millions)        Assets
                                                                                           -----------  -----------   -----------
Energy
Energy Sources- 6.17%
Amoco Corp.                                                                                  2,500,000      $189.375        2.44%
Ashland Inc.                                                                                   519,100        22.062           .28
Atlantic Richfield Co.                                                                         600,000        79.500          1.02
Chevron Corp.                                                                                  235,000        15.451           .20
Exxon Corp.                                                                                    825,000        73.116           .94
Pennzoil Co.                                                                                   609,700        31.095           .40
Phillips Petroleum Co.                                                                       2,300,000        94.300          1.22
Royal Dutch Petroleum Co.
 (New York Registered Shares)                                                                  675,000       111.628          1.44
Texaco Inc.                                                                                    100,000        10.163           .13
Union Pacific Resources Group, Inc.                                                            804,598        22.126           .29
Unocal Capital Trust. $3.125 convertible preferred                                             368,280        19.703           .25

Utilities: Electric & Gas- 3.61%
American Electric Power Co., Inc.                                                              200,000         8.300           .11
Carolina Power & Light Co.                                                                     200,000         7.225           .09
Central and South West Corp.                                                                 2,300,000        60.950           .79
Consolidated Edison Co. of New York, Inc.                                                    1,900,000        55.575           .72
Dominion Resources, Inc.                                                                       150,000         5.662           .07
Duke Power Co.                                                                                 500,000        24.438           .31
Entergy Corp.                                                                                1,350,000        37.800           .49
Houston Industries Inc.                                                                      1,100,000        25.162           .32
Pacific Gas and Electric Co.                                                                 1,600,000        37.600           .49
Unicom Corp.                                                                                   200,000         5.200           .07
Union Electric Co.                                                                             300,000        11.587           .15
                                                                                                        -----------        ------
                                                                                                             948.018          9.78
                                                                                                        -----------        ------
Materials
Chemicals- 3.34%
Dow Chemical Co.                                                                               350,000        27.212           .35
E.I. du Pont de Nemours and Co.                                                              2,112,500       195.934          2.53
Monsanto Co.                                                                                   900,000        35.663           .46

Forest Products & Paper- 2.21%
Georgia-Pacific Corp.                                                                          450,000        33.750           .43
International Paper Co.                                                                      1,000,000        42.750           .55
Rayonier Inc.                                                                                   50,000         1.981           .03
Union Camp Corp.                                                                               850,000        41.437           .53
Westvaco Corp.                                                                                 850,000        24.225           .32
Weyerhaeuser Co.                                                                               600,000        27.525           .35

Metals: Nonferrous- 0.38%
Aluminum Co. of America                                                                        500,000        29.313           .38

Metals: Steel- 0.28%
Worthington Industries, Inc.                                                                 1,050,000        21.788           .28

Miscellaneous Materials & Commodities- 0.17%
TRINOVA Corp.                                                                                  400,000        13.150           .17
                                                                                                        -----------        ------
                                                                                                             494.728          6.38
                                                                                                        -----------        ------
Capital Equipment
Aerospace & Military Technology- 1.29%
Boeing Co.                                                                                     350,000        33.381           .43
General Motors Corp., Class H                                                                  250,000        13.344           .17
Raytheon Co.                                                                                   225,000        11.081           .14
Sundstrand Corp.                                                                               750,000        30.188           .39
United Technologies Corp.                                                                      100,000        12.875           .16

Construction & Housing- 0.14%
Stone & Webster, Inc.                                                                          325,000        10.725           .14

Data Processing & Reproduction- 1.28%
International Business Machines Corp.                                                          500,000        64.500           .83
Xerox Corp.                                                                                    750,000        34.781           .45

Electrical & Electronic- 1.69%
Emerson Electric Co.                                                                           250,000        22.250           .29
General Electric Co.                                                                           200,000        19.350           .25
Hubbell Inc., Class B                                                                          720,000        29.430           .38
Lucent Technologies Inc.                                                                     1,278,511        60.090           .77

Electronic Components- 0.36%
Motorola, Inc.                                                                                 600,000        27.600           .36

Industrial Components- 1.69%
Dana Corp.                                                                                     700,000        20.738           .27
Goodyear Tire & Rubber Co.                                                                     700,000        32.112           .41
Johnson Controls, Inc.                                                                         200,000        14.600           .19
TRW Inc.                                                                                       700,000        63.350           .82

Machinery & Engineering- 2.13%
Briggs & Stratton Corp.                                                                        629,100        25.164           .32
Caterpillar Inc.                                                                             1,094,000        75.076           .97
Deere & Co.                                                                                  1,564,200        65.305           .84
                                                                                                        -----------        ------
                                                                                                             665.940          8.58
                                                                                                        -----------        ------
Consumer Goods
Automobiles- 1.12%
Ford Motor Co., Class A                                                                      2,779,620        86.863          1.12

Beverages- 0.70%
PepsiCo, Inc.                                                                                1,832,000        54.273           .70

Food & Household Products- 2.04%
Colgate-Palmolive Co.                                                                          325,000        29.900           .39
ConAgra, Inc.                                                                                  600,000        29.925           .39
CPC International Inc.                                                                         185,000        14.592           .19
General Mills, Inc.                                                                            750,000        42.844           .55
Procter & Gamble Co.                                                                           300,000        29.700           .38
Unilever NV                                                                                     70,000        10.701           .14

Health & Personal Care- 6.69%
Abbott Laboratories                                                                            550,000        27.844           .36
American Home Products Corp.                                                                 1,600,000        98.000          1.26
Bristol-Myers Squibb Co.                                                                       275,000        29.081           .37
Johnson & Johnson                                                                              700,000        34.475           .44
Kimberly-Clark Corp.                                                                           330,000        30.772           .40
Eli Lilly and Co.                                                                              400,000        28.200           .36
Merck & Co., Inc.                                                                            1,500,000       111.188          1.43
Pharmacia & Upjohn, Inc.                                                                       747,500        26.910           .35
Schering-Plough Corp.                                                                        1,285,000        82.240          1.06
Warner-Lambert Co.                                                                             800,000        50.900           .66

Textiles & Apparel- 0.42%
VF Corp.                                                                                       500,000        32.688           .42
                                                                                                        -----------        ------
                                                                                                             851.096         10.97
                                                                                                        -----------        ------
Services
Broadcasting & Publishing- 1.07%
Gannett Co., Inc.                                                                              550,000        41.731           .54
Tribune Co.                                                                                    500,000        40.875           .53

Business & Public Services- 3.58%
Browning-Ferris Industries, Inc.                                                             2,100,000        55.125           .71
Dun & Bradstreet Corp.                                                                       1,100,000        63.663           .82
Electronic Data Systems Corp.                                                                  410,000        18.450           .24
Moore Corp. Ltd.                                                                             3,325,000        67.331           .87
Pitney Bowes Inc.                                                                            1,000,000        55.875           .72
WMX Technologies, Inc.                                                                         500,000        17.187           .22

Leisure & Tourism- 0.59%
Marriott International, Inc.                                                                   800,000        45.500           .59

Merchandising- 2.14%
J. C. Penney Co., Inc.                                                                         950,000        49.875           .64
Wal-Mart Stores, Inc.                                                                        3,250,000        86.531          1.11
Walgreen Co.                                                                                   800,000        30.200           .39

Telecommunications- 7.65%
Ameritech Corp.                                                                              3,050,000       166.988          2.15
AT&T Corp.                                                                                   4,595,000       160.251          2.06
Bell Atlantic Corp.                                                                            200,000        12.050           .16
GTE Corp.                                                                                    1,500,000        63.187           .81
Pacific Telesis Group                                                                        2,250,000        76.500           .99
SBC Communications Inc.                                                                        700,000        34.038           .44
Sprint Corp.                                                                                   700,000        27.475           .35
U S WEST Communications Group                                                                1,750,000        53.156           .69

Transportation: Rail & Road- 2.70%
Conrail, Inc.                                                                                  750,000        71.344           .92
Norfolk Southern Corp.                                                                         955,000        85.114          1.10
Union Pacific Corp.                                                                            950,000        53.319           .68
                                                                                                        -----------        ------
                                                                                                           1,375.765         17.73
                                                                                                        -----------        ------
Finance
Banking- 13.30%
AmSouth Bancorporation                                                                       1,000,000        46.375           .60
Banc One Corp.                                                                               2,100,000        88.988          1.15
BankAmerica Corp.                                                                              250,000        22.875           .29
Bankers Trust New York Corp.                                                                   400,000        33.800           .43
Boatmen's Bancshares, Inc.                                                                     365,000        22.174           .29
The Chase Manhattan Corp.                                                                      700,000        60.025           .77
Comerica Inc.                                                                                1,700,000        90.312          1.16
CoreStates Financial Corp.                                                                   1,200,000        58.350           .75
First Chicago NBD Corp.                                                                      1,200,000        61.200           .79
First Security Corp.                                                                         1,425,000        41.859           .54
First Union Corp.                                                                              550,000        40.013           .51
Firstar Corp.                                                                                  800,000        39.200           .51
Fleet Financial Group, Inc.                                                                  1,693,000        84.438          1.09
Huntington Bancshares Inc.                                                                   1,155,000        27.720           .36
KeyCorp                                                                                        400,000        18.650           .24
J.P. Morgan & Co. Inc.                                                                         450,000        38.869           .50
PNC Bank Corp.                                                                               2,300,000        83.375          1.07
U. S. Bancorp                                                                                  650,000        26.000           .34
Wachovia Corp.                                                                               1,600,000        86.000          1.11
Wells Fargo & Co.                                                                              233,333        62.329           .80

Financial Services- 1.46%
Beneficial Corp.                                                                               350,000        20.475           .26
Federal National Mortgage Assn.                                                              1,580,000        61.818           .80
Household International, Inc.                                                                  350,000        30.975           .40

Insurance- 2.91%
Allstate Corp.                                                                                 800,000        44.900           .58
American General Corp.                                                                       1,610,000        59.972           .77
Lincoln National Corp.                                                                         600,000        29.100           .38
Marsh & McLennan Companies, Inc.                                                               250,000        26.031           .34
SAFECO Corp.                                                                                 1,000,000        37.750           .49
St. Paul Companies, Inc.                                                                       500,000        27.188           .35
                                                                                                        -----------        ------
                                                                                                           1,370.761         17.67
                                                                                                        -----------        ------
Multi-Industry & Miscellaneous
Multi-Industry- 2.35%
AlliedSignal Inc.                                                                              400,000        26.200           .34
Harsco Corp.                                                                                    50,000         3.194           .04
Minnesota Mining and Manufacturing Co.                                                         825,000        63.215           .81
Tenneco Inc.                                                                                 1,100,000        54.450           .70
Textron Inc.                                                                                   400,000        35.500           .46
                                                                                                        -----------        ------
                                                                                                             182.559          2.35
                                                                                                        -----------        ------
Miscellaneous- 1.29%
Stocks in initial period of acquisition                                                                      100.049          1.29
                                                                                                        -----------        ------
TOTAL EQUITY-TYPE SECURITIES (cost:
 $3,871.499 million)                                                                                       5,988.916         74.75
                                                                                                        -----------        ------

BONDS AND NOTES                                                                              Principal
                                                                                                Amount
Corporate- 0.17%                                                                           -----------
J.C. Penney Co., Inc. 9.05% 2001                                                           $12,000,000        13.122           .17
                                                                                                        -----------        ------

U.S. Treasury Obligations- 4.80%
12.375% May 2004                                                                            50,000,000        68.031           .88
11.75% February 2001                                                                        50,000,000        60.554           .78
 8.25% July 1998                                                                            60,000,000        62.437           .80
 5.125% April 1998                                                                          60,000,000        59.550           .77
 8.125% February 1998                                                                       60,000,000        61.810           .79
 6.00% November 1997                                                                        60,000,000        60.262           .78
                                                                                                        -----------        ------
                                                                                                             372.644          4.80
                                                                                                        -----------        ------
TOTAL BONDS AND NOTES (cost: $403.898 million)                                                               385.766          4.97
                                                                                                        -----------        ------
TOTAL INVESTMENT SECURITIES (cost: $4,275.397
 million)                                                                                                  6,374.682         79.72
                                                                                                        -----------        ------

SHORT-TERM SECURITIES
Corporate Short-Term Notes- 13.91%
Ameritech Corp. 5.24%-5.33% due 11/22/96-1/30/97                                            97,000,000        96.329          1.24
AT&T Corp. 5.27% due 11/5/96                                                                30,000,000        29.978           .39
Baltimore Gas & Electric Co. 5.24%-5.28% due 11/14-12/6/96                                  35,085,000        34.930           .45
BellSouth Telecommunications, Inc. 5.22%-5.27%
 due 11/4-12/4/96                                                                           39,700,000        39.579           .51
Beneficial Corp. 5.24%-5.26% due 12/10/96                                                   64,900,000        64.518           .83
E.I. du Pont de Nemours and Co. 5.26%-5.35%
 due 11/19/96-1/8/97*                                                                       57,867,000        57.581           .74
Ford Motor Credit Co. 5.25%-5.36%
 due 11/8/96-1/9/97                                                                        100,900,000       100.448          1.29
General Electric Capital Corp. 5.31%-5.34%
 due 11/14/96-1/14/97                                                                       43,200,000        42.965           .55
H.J.Heinz Co. 5.23%-5.41%
 due 11/6-12/11/96                                                                          69,500,000        69.260           .89
Hewlett-Packard Co. 5.20%-5.26%
 due 11/6-12/20/96                                                                          60,000,000        59.895           .77
Lucent Technologies Inc. 5.23%-5.30%
 due 11/7/96-1/9/97                                                                         82,500,000        82.007          1.06
J.C. Penney Funding Corp. 5.25%-5.31%
 due 12/4/96-1/23/97                                                                        75,500,000        74.917           .97
Procter & Gamble Co. 5.27%-5.40%
 due 11/6/96-1/13/97                                                                        68,800,000        68.341           .88
Southwestern Bell Telephone Co.5.22%-5.27%
 due 11/4-12/20/96                                                                          65,000,000        64.721           .83
U S WEST Communications, Inc.5.27%-5.30%
 due 11/12-12/13/96                                                                         62,500,000        62.275           .80
Warner-Lambert Co.5.27%-5.30%
 due 11/1/96-1/6/97                                                                         58,600,000        58.265           .75
Weyerhaeuser Co.5.24%-5.34%
 due 11/8-12/19/96                                                                          75,000,000        74.667           .96

Federal Agency Short-Term Obligations- 3.52%
Federal Home Loan Bank 5.24%-5.36% due 11/20-12/19/96                                       81,200,000        80.756          1.04
Federal Home Loan Mortgage Corp. 5.20%-5.40%
 due 11/13-12/31/96                                                                         99,490,000        98.924          1.28
Federal National Mortgage Assn. 5.33%-5.44%
 due 12/6-12/19/96                                                                          93,600,000        93.067          1.20

U.S. Treasury Short-Term Securities - 0.35%
6.375%-7.25% due 11/15/96-6/30/97                                                           26,000,000        26.080           .35
                                                                                                        -----------        ------
TOTAL SHORT-TERM SECURITIES (cost: $1,379.533
 million)                                                                                                  1,379.503         17.78
Excess of cash and receivables over payables                                                                   4.891           .06
                                                                                                        -----------        ------
TOTAL SHORT-TERM SECURITIES,
 CASH AND RECEIVABLES, NET OF PAYABLES                                                                     1,384.394         17.84
                                                                                                        -----------        ------
NET ASSETS                                                                                                $7,759.076        97.56%
                                                                                                        ===========        ======

*Purchased in a private placement transaction, resale to the public may require registration or sale only to qualified institutional buyers.

 See Notes to Financial Statements


----------------------------                            ---------------
Equity-type securities                           Equity-type securities
 appearing in the portfolio               eliminated from the portfolio
 since April 30, 1996                              since April 30, 1996
----------------------------                            ---------------

AlliedSignal                                    Aetna Life and Casualty
Aluminum Co. of America                                  Bausch & Lomb
American Electric Power
Bankers Trust New York
Briggs & Stratton
Browning-Ferries
CoreStates Financial
Electronic Data Systems
Emerson Electric
KeyCorp
Marsh & McLennan
Pennzoil
Procter & Gamble
Raytheon
U. S. Bancorp
Unilever
Union Electric
Unocal Capital Trust


American Mutual Fund  Financial Statements
-----------------------------------------            -----------   -----------
Statement of Assets and Liabilities                                (dollars in
October 31, 1996                                                     millions)
------------------------------------------------     -----------    ----------
Investment securities at market
 (cost: $4,275.397)                                                 $6,374.682
Short-term securities
 (cost: $1,379.533)                                                  1,379.503
Cash                                                                      .139
Receivables for-
 Sales of investments                                      $.000
 Sales of fund's shares                                 $  9.202
 Dividends and accrued interest                           22.540        31.742
                                                     -----------    ----------
                                                                     7,786.066
Liabilities:
Payables for-
 Purchases of investments                                 18.058
 Repurchases of fund's shares                              4.513
 Management services                                       1.869
 Accrued expenses                                          2.550        26.990
                                                     -----------    ----------
Net Assets at October 31, 1996-
 Equivalent to $26.54 per share on
 292,312,818 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--500,000,000 shares)                                 $7,759.076
                                                                     =========

-----------------------------------------------------------------------------------
Statement of Operations                                            (dollars in
for the year ended October  31, 1996                                 millions)
--------------------------------------------------    ----------   -----------
Investment Income:
Income:
 Dividends                                           $   171.438
 Interest                                                112.277      $283.715
                                                      ----------
Expenses:
 Management services fee                                  21.154
 Distribution expenses                                    14.098
 Transfer agent fee                                        4.473
 Reports to shareholders                                    .517
 Registration statement and
  prospectus                                                .429
 Postage, stationery and supplies                           .957
 Directors' fees                                            .169
 Auditing and legal fees                                    .072
 Custodian fee                                              .164
 Taxes other than federal income tax                        .074
 Other expenses                                             .107        42.214
                                                     -----------    ----------
 Net investment income                                                 241.501
                                                                    ----------
Realized Gain and Unrealized
 Appreciation on Investments:
 Net realized gain                                                     477.701
 Net increase in unrealized appreciation on
  investments:
  Beginning of year                                    1,583.521
  End of year                                          2,099.255       515.734
                                                     -----------    ----------
  Net realized gain and increase in unrealized
   appreciation on investments                                         993.435
                                                                    ----------
Net Increase in Net Assets Resulting
 from Operations                                                    $1,234.936
                                                                    ==========


--------------------------------------------------   -----------    ----------
Statement of Changes in Net Assets                                 (dollars in
                                                                     millions)
-------------------------------------------------    -----------    ----------

                                                      Year ended    October 31
                                                             1996          1995
                                                     -----------    ----------
Operations:
Net investment income                                $   241.501    $  230.323
Net realized gain on investments                         477.701       305.112
Net increase in unrealized appreciation
 on investments                                          515.734       612.873
                                                     -----------    ----------
 Net increase in net assets
  resulting from operations                            1,234.936     1,148.308
                                                     -----------    ----------
Dividends and Distributions
 Paid to Shareholders:
Dividends from net investment income                    (238.662)     (220.251)
Distributions from net realized
 gain on investments                                    (311.944)     (217.473)
                                                     -----------    ----------
 Total dividends and distributions                      (550.606)     (437.724)
                                                     -----------    ----------
Capital Share Transactions:
Proceeds from shares sold:
 34,457,011 and 31,087,225
 shares, respectively                                    865.021       689.376
Proceeds from shares issued in
 reinvestment of net investment
 income dividends and distributions of
 net realized gain on investments:
 20,031,287 and 18,568,126
 shares, respectively                                    491.254       388.017
Cost of shares repurchased:
 33,206,353 and 28,510,164
 shares, respectively                                   (833.613)     (633.334)
                                                     -----------    ----------
 Net increase in net assets
  resulting from capital share
  transactions                                           522.662       444.059
                                                     -----------    ----------
Total Increase in Net Assets                           1,206.992     1,154.643

Net Assets:
Beginning of year                                      6,552.084     5,397.441
                                                     -----------    ----------
End of year (including undistributed
 net investment income: $44.738
 and $41.899, respectively)                           $7,759.076    $6,552.084
                                                     ===========    ==========

 See Notes to Financial Statements

Notes to Financial Statements

1. American Mutual Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund strives for the balanced accomplishment of three objectives-current income, capital growth and conservation of principal-through investments in companies that participate in the growth of the American economy. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

    Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Where pricing service or market quotations are not readily available, securities will be valued at fair value by the Board of Directors or a committee thereof. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

      Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $164,000 includes $29,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

    As of October 31, 1996, net unrealized appreciation on investments for federal income tax purposes aggregated $2,100,611,000, of which $2,146,898,000 related to appreciated securities and $46,287,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended October 31, 1996. The cost of portfolio securities for federal income tax purposes was $5,653,574,000 at October 31,1996.

3. The fee of $21,154,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC) with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.384% of the first $1 billion of average net assets; 0.33% of such assets in excess of $1 billion but not exceeding $2 billion; 0.294% of such assets in excess of $2 billion but not exceeding $3 billion; 0.27% of such assets in excess of $3 billion but not exceeding $5 billion; 0.252% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.24% of such assets in excess of $8 billion.

     Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended October 31, 1996, distribution expenses under the Plan were $14,098,000. As of October 31, 1996, accrued and unpaid distribution expenses were $2,317,000.

     American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $4,473,000. American Funds
Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $3,378,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of October 31, 1996, aggregate amounts deferred and earnings thereon were $210,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of October 31, 1996, accumulated undistributed net realized gain on investments was $456,481,000 and paid-in capital was $4,866,289,000.

     The fund made purchases and sales of investment securities, excluding short-term securities, of $1,444,661,000 and $1,404,889,000, respectively, during the year ended October 31, 1996.

Per-Share Data and Ratios                          Year ended     October           31

                                          -------     -------     -------     -------     -------
                                             1996        1995        1994        1993        1992
                                          -------     -------     -------     -------     -------
Net Asset Value, Beginning of Year         $24.17      $21.60      $23.21      $21.29      $20.98
                                          -------     -------     -------     -------     -------
 Income from Investment
  Operations:
  Net investment income                       .84         .87         .88         .85         .87
  Net realized and unrealized
   gain (loss) on investments                3.52        3.41        (.54)       2.89         .98
                                          -------     -------     -------     -------     -------
   Total income from
 investment operations                       4.36        4.28         .34        3.74        1.85
                                          -------     -------     -------     -------     -------
 Less Distributions:
  Dividends from net investment
 income                                      (.84)       (.84)       (.84)       (.85)       (.88)
  Distributions from net
 realized gains                             (1.15)       (.87)      (1.11)       (.97)       (.66)
                                          -------     -------     -------     -------     -------
   Total distributions                      (1.99)      (1.71)      (1.95)      (1.82)      (1.54)
                                          -------     -------     -------     -------     -------
Net Asset Value, End of Year               $26.54      $24.17      $21.60      $23.21      $21.29
                                          =======     =======     =======     =======     =======

Total Return /1/                           18.89%      21.25%        1.75%      18.63%       9.43%


Ratios/Supplemental Data:
  Net assets, end of year (in
 millions)                                 $7,759      $6,552       $5,397      $5,283      $4,565
  Ratio of expenses to average
 net assets                                  .59%        .59%         .60%        .59%        .60%
  Ratio of net income to average
 net assets                                 3.36%       3.92%        4.07%       3.83%       4.15%
  Average commissions paid
 per share /2/                        5.88 cents   6.27 cents  6.54 cents  7.31 cents  7.56 cents
  Portfolio turnover rate                  24.21%      23.31%       18.46%      22.48%      37.35%



/1/This was calculated without deducting a sales charge. The maximum sales charge is 5.75% of the funds's offering price.
/2/Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not reflected in the fund's statement of operations. Shares traded on a principal basis, such as most over-the-counter and fixed-income transactions, are excluded.

Independent Auditors' Report

To the Board of Directors and Shareholders of American Mutual Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of American Mutual Fund, Inc., (the "Fund"),including the schedule of portfolio investments, as of October 31, 1996,and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended.These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards.Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of American Mutual Fund, Inc. as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended,and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Los Angeles, California
November 22, 1996


TAX INFORMATION (UNAUDITED)

We are required to advise you within 60 days of the fund's fiscal year end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:


Dividends and Distributions per Share

To Shareholders        Payment Date           From Net         From Net                From Net
of Record                                     Investment       Realized                Realized
                                              Income           Short-Term Gains        Long-Term Gains
December 8, 1995       December 11, 1995      $.21             $.03                    $1.12
April 4, 1996          April 8, 1996          .21              -                       -
July 5, 1996           July 8, 1996           .21              -                       -
October 4, 1996        October 7, 1996        .21              -                       -

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 64% of the dividends paid by the fund from net investment income represents qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 14% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 1997 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR RESPECTIVE 1996 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


Board of Directors

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President and Chief Executive
Officer, The Mission Group; former President, Southern California Edison
Company

E.H. CLARK, JR.
Newport Beach, California
Chairman of the Board and Chief Executive Officer,
The Friendship Group (an investment partnership);
former Chairman of the Board, Baker Hughes Inc.

MARY ANNE DOLAN
Los Angeles, California
Founder and President, M.A.D., Inc.
(TV and film productions);
former editor, The Los Angeles Herald Examiner

JAMES K. DUNTON
Los Angeles, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

MARTIN FENTON, JR.
San Diego, California
Chairman of the Board, Senior Resource Group, Inc.
(senior living centers management)

E. ERIC JOHNSON
Los Angeles, California
Chairman of the Board, TBG Financial Services

MARY MYERS KAUPPILA
Boston, Massachusetts
Founder and President, Energy Investment, Inc.

JON B. LOVELACE, JR.
Los Angeles, California
Chairman of the Board of the fund
Vice Chairman of the Board and Chairman of the Executive Committee,
Capital Research and Management Company

JAMES W. RATZLAFF
San Francisco, California
Senior Partner, The Capital Group Partners L.P.

OLIN C. ROBISON, Ph.D.
Middlebury, Vermont
President of the Salzburg Seminar;
President Emeritus, Middlebury College


Other Officers

ROBERT G. O'DONNELL
San Francisco, California
Executive Vice President of the fund
Senior Vice President and Director,
Capital Research and Management Company

TIMOTHY D. ARMOUR
Los Angeles, California
Vice President of the fund
Senior Vice President,
Capital Research Company

JOYCE E. GORDON
Los Angeles, California
Vice President of the fund
Senior Vice President,
Capital Research Company

VINCENT P. CORTI
Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

STEVEN N. KEARSLEY
Brea, California
Treasurer of the fund
Vice President and Treasurer,
Capital Research and Management Company

R. MARCIA GOULD
Brea, California
Assistant Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

MARY C. HALL
Brea, California
Assistant Treasurer of the fund
Senior Vice President - Fund Business
Management Group,
Capital Research and Management Company


Offices of the fund
and of the investment adviser, Capital Research and Management Company 333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

Custodian of assets
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

Counsel
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

Independent auditors
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462


For information about your account or any of the fund's services, please contact your financial adviser or call American Funds Service Company, toll-free, at 800/421-0180.

THIS REPORT IS FOR THE INFORMATION OF SHAREHOLDERS OF AMERICAN MUTUAL FUND, BUT IT MAY ALSO BE USED AS SALES LITERATURE WHEN PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUS, WHICH GIVES DETAILS ABOUT CHARGES, EXPENSES, INVESTMENT OBJECTIVES AND OPERATING POLICIES OF THE FUND. IF USED AS SALES MATERIAL AFTER DECEMBER 31, 1996, THIS REPORT MUST BE ACCOMPANIED BY AN AMERICAN FUNDS GROUP STATISTICAL UPDATE FOR THE MOST RECENTLY COMPLETED CALENDAR QUARTER.

Litho in USA  SG/AL/3141
Lit. No. AMF-011-1296

Printed on recycled paper

[The American Funds Group(r)]